U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (date of earliest event reported): February 16, 2007


                             Tilden Associates, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                    Delaware
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                 (State or other jurisdiction of incorporation)


         000-1027484                                 11-3343019
     ---------------------                ---------------------------------
     (Commission File No.)                (IRS Employer Identification No.)


                             300 Hempstead Turnpike
                                    Suite 110
                            West Hempstead, NY 11552
                                 (516) 746-7911
        ----------------------------------------------------------------
        (Address and telephone number of principal executive offices and place of business)


          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13ed-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant's Business and Operations

Item 1.01   Entry Into a Material Definitive Agreement


On February 16, 2007, the Registrant entered into an Asset Purchase and Reorganization Agreement with Accountabilities, Inc., based in Manalapan, New Jersey, and TFB Acquisition Company, LLC to purchase substantially all of the properties, rights and assets used by Accountabilities, Inc. in conducting its business of providing (i) professional staffing services, primarily to CPA firms and (ii) information technology/scientific staffing services and workforce solutions to various businesses.

On April 27, 2007, the Registrant was notified by Accountabilities that it had terminated the Agreement with the Registrant and TFB Acquisition Company, LLC, due to the late filing by the Registrant of its Annual Report on Form 10-KSB and its de-listing from the OTCBB.




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   May 2, 2007

                                       Tilden Associates, Inc.

                                       By: /s/ ROBERT BASKIND
                                           ------------------------------------
                                           Robert Baskind, President



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